Exhibit 99.1

Horizon Aircraft Simplifies Capital Structure with Mutual Termination of Forward Purchase Agreement with Meteora Capital

~ Expects to Record a Gain of ~$20-25 Million in its Second Quarter from the Termination of the FPA ~

~ The Removal of the Financing Structure Further Eliminates SPAC Overhang ~

Toronto, Canada, November 7, 2024 (GLOBE NEWSWIRE) – New Horizon Aircraft Ltd. (NASDAQ: HOVR), doing business as Horizon Aircraft (“Horizon Aircraft” or the “Company”), a leading hybrid electric Vertical TakeOff and Landing (“eVTOL”) aircraft developer, announced today the signing of a mutual termination agreement (the “Termination Agreement”) with Meteora Capital Partners, LP (“Meteora”) of the previous forward purchase agreement (“Forward Purchase Agreement” or “FPA”), entered into in August of 2023, ahead of the SPAC merger completion.

Under the Termination Agreement, all obligations owed by the Company or Meteora to the other under the Forward Purchase Agreement are fully satisfied. As part of the termination agreement, the Company will pay a termination fee of $200,000 to Meteora and agreed to issue to Meteora 200,000 shares of common stock if the Company files a resale registration statement within 24 months. In connection with the conclusion of this agreement, the Company expects to record a gain from the FPA termination of between an estimated $20-$25 million in its second quarter ending November 30, 2024.

About Horizon Aircraft

Horizon Aircraft (NASDAQ: HOVR) is an advanced aerospace engineering company that is developing one of the world’s first hybrid eVTOL that is to be able to fly most of its mission exactly like a normal aircraft while offering industry-leading speed, range, and operational utility. Horizon’s unique designs put the mission first and prioritize safety, performance, and utility. Horizon hopes to successfully complete testing and certification of its Cavorite X7 eVTOL quickly and then enter the market and service a broad spectrum of early use cases. Visit www.horizonaircraft.com for more information.

Forward-Looking Statements

The information in this press release contains certain “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements generally are identified by the words “believe,” “project,” “expect,” “anticipate,” “estimate,” “intend,” “strategy,” “aim,” “future,” “opportunity,” “plan,” “may,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result” and similar expressions, but the absence of these words does not mean that a statement is not forward-looking. Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties. Actual results may differ from their expectations, estimates and projections and consequently, you should not rely on these forward-looking statements as predictions of future events. Many factors could cause actual future events to differ materially from the forward-looking statements in this press release, including but not limited to: (i) changes in the markets in which Horizon competes, including with respect to its competitive landscape, technology evolution or regulatory changes; (ii) the risk that Horizon will need to raise additional capital to execute its business plans, which may not be available on acceptable terms or at all; (iii) the ability of the parties to recognize the benefits of the business combination agreement and the business combination; (iv) the lack of useful financial information for an accurate estimate of future capital expenditures and future revenue; (v) statements regarding Horizon’s industry and market size; (vi) financial condition and performance of Horizon, including the anticipated benefits, the implied enterprise value, the expected financial impacts of the business combination, the financial condition, liquidity, results of operations, the products, the expected future performance and market opportunities of Horizon; (vii) Horizon’s ability to develop, certify, and manufacture an aircraft that meets its performance expectations; (viii) successful completion of testing and certification of Horizon’s Cavorite X7 eVTOL; (ix) the targeted future production of Horizon’s Cavorite X7 aircraft; and (x) those factors discussed in our filings with the SEC. You should carefully consider the foregoing factors and the other risks and uncertainties that will be described in the “Risk Factors” section of the Proxy Statement and other documents to be filed by New Horizon from time to time with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward- looking statements, and while Horizon may elect to update these forward-looking statements at some point in the future, they assume no obligation to update or revise these forward-looking statements, whether as a result of new information, future events or otherwise, unless required by applicable law. Horizon does not give any assurance that Horizon will achieve its expectations.

Contacts

Horizon Aircraft Inquiries (PR):
Phil Anderson
Phone: +44 (0)7767 491 519
Phil@perceptiona.com

Investor Contacts:

Shannon Devine and Rory Rumore

MZ Group

Phone: (203) 741-8841

HorizonAircraft@mzgroup.us